Exhibit 10.1
FIRST ADDENDUM TO LOAN AGREEMENT
This First Addendum to Loan Agreement (“Addendum”) is made effective as of the 1st day of February, 2011 between MLIC Asset Holdings LLC, Federation Bank and Washington State Bank (collectively, the “Lender”) and Iowa Renewable Energy, LLC (“Borrower”).
RECITALS:
A.	The Lender and the Borrower entered into that certain Loan Agreement, dated September 1, 2010 (the “Loan Agreement”).

B.
As of February 1, 2011, there was owed on the Note the principal balance of $0.00, accrued interest in the amount of $0.00, totaling $0.00, plus interest continuing to accrue on the unpaid principal balance in the amount of $0.00 per day.

C.	The Lender and the Borrower wish to amend the Loan Agreement pursuant to the terms of this Addendum and extend the Maturity Date of the Note pursuant to the terms of a note modification agreement.
NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein it is agreed:
1.
All terms not otherwise defined in this Addendum shall have the meaning given to such term in the Loan Agreement. The recital paragraphs are hereby incorporated as though fully set forth in this Addendum.

2.
Notwithstanding the execution of the Loan Agreement or any Addendum thereto, or the delivery of all documents in furtherance thereof, this Addendum becoming effective shall be subject to the timely satisfaction of the following conditions precedent:

(a)	No Event of Default or event which will mature into an Event of Default, shall have occurred and be continuing.

(b)
The Borrower shall have delivered the Loan Documents and the agreements listed below, each of which shall be in a form and content satisfactory to the Lender, executed by the parties specified therein, and all other documents, certificates, opinions and statements requested by the Lender:

(i)	This Addendum.

(ii)	A note modification agreement pursuant to which the Maturity Date is extended to January 2, 2012 (the “Note Modification”).
(c)	The Borrower shall have paid the Lender an extension fee of $2,500.00.
3.
Upon satisfaction of all of the conditions set forth in Paragraph 2 above, (i) the Note Modification shall be accepted by the Lender and deemed to be in full force and effect, and (ii) the Loan Agreement shall be deemed to be modified as follows:

(a)	Section 8.10.1 of the Loan Agreement is hereby deleted and the following new Section 8.10.1 is substituted in lieu thereof:
8.10.1	The Borrower’s Tangible Net Worth shall not be less than Five Million Dollars ($5,000,000.00) at any time.
First Addendum to Loan Agreement

4.
The Borrower does hereby release and forever discharge the Lender and their officers, agents and employees, successors and assigns from all causes of action, suits, claims and demands of every kind and character, known or unknown, without limit, including any action in law or equity, which the Borrower has or may ever have had against the them, if the circumstances, or any part of the circumstances, giving rise to such cause of action, suit, claim or demand occurred prior to the date of this Addendum.

5.	Except as modified by this Addendum, all the terms and conditions of the Loan Agreement, as amended, shall remain unchanged and in full force and effect.
6.	This Addendum may be executed in one or more identical counterparts, which, when executed by all parties, shall constitute one and the same agreement.
7.
The Loan Agreement, as amended, embodies the entire agreement and understanding between the Borrower and the Lender with respect to the subject matter thereof and supersedes all prior agreements and understandings among such parties with respect to the subject matters thereof.

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT. THIS NOTICE ALSO APPLIES TO ANY OTHER CREDIT AGREEMENTS (EXCEPT CONSUMER LOANS OR OTHER EXEMPT TRANSACTIONS) NOW IN EFFECT BETWEEN YOU AND THIS LENDER.
IN WITNESS WHEREOF, the parties have executed this Addendum as of the day and year first above written.

BORROWER:		LENDER:

Iowa Renewable Energy, LLC		MLIC Asset Holdings LLC, a Delaware limited liability company

By	/s/ Michael J. Bohannan	By:	Transmountain Land & Livestock Company,

	Name Michael J. Bohannan		a Montana corporation, its Manager
Its President

			By:	/s/ Michael Wilson
Name: Michael Wilson
Title: Vice President

Federation Bank
By:	/s/ Terry M. Engelken
Name Terry M. Engelken
Its Senior Vice President

Washington State Bank
By:	/s/ Steven A. Bohn
Name Steven A. Bohn
Its Executive Vice President

First Addendum to Loan Agreement

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